TO BUSINESS AND MEDICAL EDITORS:

     Transgenomic, Inc. Reports Fourth Quarter and Fiscal Year 2007 Results

      OMAHA, Neb., Feb. 28 /PRNewswire-FirstCall/ -- Transgenomic, Inc. (OTC Bulletin Board: TBIO) today announced financial results for the fourth quarter and year ended December 31, 2007. The Company's financial results are presented in the tables that follow.

      Fourth Quarter 2007
      The Company reported a net income of $212,000 or $0.00 per share for the fourth quarter of 2007 as compared to a net loss of $1.0 million or $0.02 per share for the fourth quarter of 2006. The 2007 net income was comprised of income from continuing operations of $212,000 or $0.00 per share. The 2006 net loss was comprised of a loss from continuing operations of $876,000 or $0.02 per share and a loss from discontinued operations of $165,000 or $0.00 per share.
      Net sales from continuing operations were $6.5 million during the fourth quarter 2007, compared to $5.8 million during the comparable period of 2006. Gross profit from continuing operations was $3.9 million or 60 percent during the fourth quarter of 2007 compared to $3.0 million or 52 percent during the comparable period of 2006. Operating expenses from continuing operations were $3.7 million during the fourth quarter of 2007 compared to $3.9 million during the same period of 2006. Cash and cash equivalents totaled $5.7 million at December 31, 2007 compared to $5.9 million at December 31, 2006.

      Year Ended December 31, 2007
      The Company reported a net loss of $2.1 million or $0.04 per share for the year ended December 31, 2007, compared to a net loss of $3.4 million or $0.07 per share for the year ended December 31, 2006. The 2007 net loss was comprised of a loss from continuing operations of $2.2 million or $0.04 per share and income from discontinued operations of $67,000 or $0.00 per share. The 2006 net loss was comprised of a loss from continuing operations of $3.0 million or $0.06 per share and a loss from discontinued operations of $468,000 or $0.01 per share.
      Net sales from continuing operations were $23.2 million for the year ended December 31, 2007, compared to $23.4 million for the year ended December 31, 2006. Gross profit from continuing operations was $12.7 million or 55 percent for the year ended December 31, 2007 compared to $11.4 million or 49 percent for the year ended December 31, 2006. Operating expenses from continuing operations were $16.0 million for the year ended December 31, 2007 compared to $14.5 million for the year ended December 31, 2006. The Company used cash flows in operations of $2.9 million for the year ended December 31, 2007 compared to cash flows used in operations of $1.2 million for the year ended December 31, 2006.

      Comment and Outlook
      Craig Tuttle, the Company's President and Chief Executive Officer, noted, "We are very pleased to achieve solid revenue and profitability in the fourth quarter. These results reflect strong core business sales in our instrument product line, and significant growth in our Pharmacogenomics Research Services revenue, while maintaining our Molecular Clinical Reference Laboratory revenue level during a seasonably slow quarter. Our ability to achieve profitable performance at this revenue level reflects the significant cost improvements we made during the year and improving margins based on product mix. In the fourth quarter, we completed Pharmacogenomics projects for a number of significant pharmaceutical companies that resulted in increased sales of $364,000 for our Pharmacogenomics Research Services over the third quarter. We also completed hiring of several key senior employees that significantly strengthen our organization and our ability to generate continued growth in 2008.

      "During the fiscal year, the Company made tremendous progress on numerous fronts. We significantly strengthened our Board of Directors, assembled a world-class Scientific Advisory Board, hired very strong senior team members and eliminated $1.7 million of annual operating costs through the closure of two international facilities and reductions in domestic staff as we have discussed previously in our restructure plan. We are in the process of developing several key collaborations in the areas of mitochondrial diseases, mitochondrial assessment and cancer and we will soon be initiating some pivotal studies with key academic institutions that should contribute strong long-term potential to our mutation detection and discovery businesses. We are excited with how the Company is well positioned for future growth in our instrument product line, particularly our Cytogenetic product line, and in both our Molecular Clinical Reference Laboratory and Pharmacogenomics Research Service businesses."

      Earnings Call
      Company management will discuss fourth quarter and full year 2007 financial results via teleconference on Thursday, February 28, at 5:00 p.m. Eastern Time. To access the call via telephone, dial 800-896-8445 or 785-830-1916. The Company will also host a live broadcast of the call over the Internet. To listen to the webcast, investors should log on to the Company's Investor Relations web page at http://www.transgenomic.com/events.asp?id=6 and follow the instructions provided. An archived recording of the conference call will be available and can be accessed via the web using the same link listed above for 14 days after the call. Investors can also listen to a replay via telephone until 11:59 p.m. Eastern Time on Thursday, March 13, 2008. Simply dial 800-839-1229 or 402-220-0459 from any telephone.

      About Transgenomic:
      Transgenomic is a global biotechnology company that provides unique products and services for automated high sensitivity genetic variation and mutation analysis. Their offerings include systems, products, discovery and laboratory testing services to the academic and medical research, clinical laboratory and pharmaceutical markets in the fields of pharmacogenomics and personalized medicine. Specific offerings include WAVE(R) DHPLC Systems, related consumables and assay kits, cytogenetics automated systems, Transgenomic Molecular Clinical Reference Laboratory and Pharmacogenomics Research Services. Transgenomic's two laboratory services divisions utilize these technologies and expertise to provide a menu of mutation scanning tests for over 700 cancer-associated genes and more than 60 validated diagnostic tests to meet the needs of pharmaceutical and biotech companies, research and clinical laboratories, physicians and patients. For more information about the innovative systems, products and services offered by Transgenomic, please visit: http://www.transgenomic.com.

      Transgenomic Cautionary Statements
      Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities
Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

                               Transgenomic, Inc.
                            Summary Financial Results
            Unaudited Condensed Consolidated Statements of Operations
                  (dollars in thousands except per share data)

                                    Three Months Ended                  Year Ended
                                        December 31,                   December 31,
                                ----------------------------    ----------------------------
                                    2007              2006          2007            2006
                                ------------    ------------    ------------    ------------

NET SALES                       $      6,531    $      5,810    $     23,176    $     23,415
COST OF GOODS SOLD                     2,610           2,784          10,483          12,046
                                ------------    ------------    ------------    ------------
  Gross profit                         3,921           3,026          12,693          11,369
OPERATING EXPENSES:
  Selling, general and
   administrative                      2,748           3,304          11,466          12,138
  Research and development               763             641           3,033           2,362
  Restructuring charges                  211              --           1,516              --
                                ------------    ------------    ------------    ------------
                                       3,722           3,945          16,015          14,500
                                ------------    ------------    ------------    ------------
INCOME (LOSS) FROM OPERATIONS            199            (919)         (3,322)         (3,131)
OTHER INCOME (EXPENSE):
  Interest income (expense)               54              (4)            270             205
  Other, net                             177              53           1,121              (7)
                                ------------    ------------    ------------    ------------
                                         231              49           1,391             198
INCOME (LOSS) BEFORE
 INCOME TAXES                            430            (870)         (1,931)         (2,933)
INCOME TAX EXPENSE                       218               6             243              30
                                ------------    ------------    ------------    ------------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS                   212            (876)         (2,174)         (2,963)
INCOME (LOSS) FROM
 DISCONTINUED OPERATIONS,
 NET OF TAX                               --            (165)             67            (468)
                                ------------    ------------    ------------    ------------
NET INCOME (LOSS)               $        212    $     (1,041)   $     (2,107)   $     (3,431)
                                ============    ============    ============    ============

BASIC AND DILUTED LOSS
 PER SHARE:
  From continuing
    operations                  $       0.00    $      (0.02)   $      (0.04)   $      (0.06)
  From discontinued
    operations                            --              --              --           (0.01)
                                ------------    ------------    ------------    ------------
                                $       0.00    $      (0.02)   $      (0.04)   $      (0.07)
                                ============    ============    ============    ============

BASIC AND DILUTED
 WEIGHTED AVERAGE
 SHARES OUTSTANDING               49,189,672      49,189,672      49,189,672      49,188,451

                               Transgenomic, Inc.
                            Summary Financial Results
            Unaudited Condensed Consolidated Statements of Cash Flows
                             (dollars in thousands)

                                                         Year Ended
                                                        December 31,
                                                     ------------------
                                                       2007       2006
                                                     -------    -------
NET CASH FLOWS USED IN OPERATING ACTIVITIES           (2,939)    (1,212)

NET CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES     3,083       (195)

NET CASH FLOWS FROM FINANCING ACTIVITIES                  --          5

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES
 ON CASH                                                (289)       534
                                                     -------    -------

NET CHANGE IN CASH AND CASH EQUIVALENTS                 (145)      (868)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD       5,868      6,736
                                                     -------    -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD           $ 5,723    $ 5,868
                                                     =======    =======

                               Transgenomic, Inc.
                            Summary Financial Results
                 Unaudited Condensed Consolidated Balance Sheets
                             (dollars in thousands)

                                                   December 31,    December 31,
                                                       2007            2006
                                                   ------------   ------------
                                 ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                        $       5,723   $     5,868
  Accounts receivable (net of allowances
   for bad debts of $703 and $444,
   respectively)                                           5,095         6,525
  Inventories                                              4,586         2,672
  Prepaid expenses and other current assets                  759           540
  Current assets of discontinued operations                   --            --
                                                   -------------   ------------
    Total current assets                                  16,163        15,605
PROPERTY AND EQUIPMENT, NET                                1,579         1,498
OTHER ASSETS:
  Goodwill                                                   638           638
  Other assets                                               710           853
  Non-current assets of discontinued operations               --         2,773
                                                   -------------   ------------
                                                   $      19,090   $    21,367
                                                   =============   ===========
          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                 $       1,245   $     1,558
  Other accrued expenses                                   3,026         2,898
  Accrued compensation                                       576           689
  Current liabilities of discontinued operations              --           184
                                                   -------------   ------------
    Total current liabilities                              4,847         5,329
  Other long term liabilities                                141            --
    Total liabilities                                      4,988         5,329
STOCKHOLDERS' EQUITY                                      14,102        16,038
                                                   -------------   ------------
                                                   $      19,090   $    21,367
                                                   =============   ===========

SOURCE  Transgenomic, Inc.
    -0-                             02/28/2008
    /CONTACT:  Debra Schneider,
     Chief Financial Officer of Transgenomic, Inc.,
     +1-402-452-5400, or fax, +1-402-452-5461,
     investorrelations@transgenomic.com/
    /First Call Analyst: /
    /FCMN Contact: mmurphy@transgenomic.com /
    /Web site:  http://www.transgenomic.com /
    (TBIO TBIO.OB)